Exhibit  32.1

                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350
         (As adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002)

For the Quarterly Report of Life Partners Holdings, Inc. (the "Company") on Form 10-QSB for the period ending November 30, 2003 (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify that:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Dated  January  13,  2003

                                         /s/  Brian  D.  Pardo
                                         Chief  Executive  Officer

                                         /s/  Nina  Piper
                                         Chief  Financial  Officer












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